Exhibit 10.14

FINANCIAL INSTITUTIONS, INC.

2009 MANAGEMENT STOCK INCENTIVE PLAN

2012 PERFORMANCE PROGRAM

AWARD CERTIFICATE

Financial Institutions, Inc., a New York financial holding company (the “Company”), hereby grants to the Participant as of the Award Date set forth below, a restricted stock award to receive the Number of Shares (the “Shares”) as set forth below (the “Award”). Each Share subject to the Award consists of a share of restricted stock issued under the 2009 Management Stock Incentive Plan (the “Plan”), which shall vest upon attainment of the Performance Requirements and the Service Requirements set forth in the 2012 Performance Program Master Agreement (the “Master Agreement”).

Award Date:	[ ]

Participant:	[ ]

Number of Shares:	[ ]

Performance Period:	January 1, 2012 through December 31, 2012

Performance Range:	Threshold [40]%	Target [80]%	Maximum [100]%

Service Requirements:	Percentage of Earned Shares [50]% Remaining [50]%		Service Date [Second anniversary of the Award Date] [Third anniversary of the Award Date]

The Award is subject to the terms and conditions set forth in this Award Certificate, the Plan and the Master Agreement. All terms and provisions of the Plan and the Master Agreement, as the same may be amended from time to time, are incorporated and made part of this Award Certificate. If any provision of this Award Certificate is in conflict with the terms of the Plan or the Master Agreement, then the terms of the Plan or the Master Agreement, as applicable, shall govern. All capitalized terms used in this Award Certificate and not defined herein shall have the meanings assigned to them in the Plan or the Master Agreement. The Participant hereby expressly acknowledges receipt of a copy of the Plan and the Master Agreement.

(signature page immediately follows)

IN WITNESS WHEREOF, the parties have executed this Award Certificate as of the Award Date.

FINANCIAL INSTITUTIONS, INC.

By:
Name:
Title:

The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Award Certificate, the Master Agreement and the Plan.

PARTICIPANT

SCHEDULE A

STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to Financial Institutions, Inc. (the “Company”), [    ] shares of the Company’s common stock represented by Certificate No. [    ]. The undersigned authorizes the Secretary of the Company to transfer the stock on the books of the Company in the event that either: (a) any shares are forfeited under the terms of the Company’s 2012 Performance Program Master Agreement (the “Master Agreement”); or (b) any shares are transferred to the Company in satisfaction of the withholding obligations of the undersigned as provided in the Plan and the Master Agreement.

Dated:

PARTICIPANT